UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

September 15, 2021
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 8.01. OTHER INFORMATION.

On September 15, 2021, a verdict was rendered in the matter of Ingevity Corp. et al. v. BASF Corp., in which BASF Corporation ("BASF"), Florham Park, New Jersey, brought action against Ingevity Corp. (the "Company") in U.S. District Court in Delaware (Wilmington), relating to the Company's enforcement of its patent covering canister systems used in automotive gasoline vapor emissions control (Patent No. RE38,844) and the Company's agreements with customers of its fuel vapor canister honeycombs. BASF claimed that Ingevity engaged in anticompetitive activities and interfered with an alleged prospective relationship between BASF and a customer. The jury ordered the Company to pay antitrust damages of approximately $28 million, which will automatically be tripled under U.S. antitrust law to approximately $85 million. Ingevity believes in the strength of its intellectual property and the merits of its position, and intends to pursue all legal relief available to challenge this outcome.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ STACY L. COZAD
Stacy L. Cozad
Executive Vice President, General Counsel and Secretary
Date: September 16, 2021